UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	March 3, 2015
(Date of earliest event reported)	March 2, 2015

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01		Regulation FD Disclosure

On March 2, 2015, we and ONEOK Partners, L.P. (ONEOK Partners) announced we will participate in the following investor conferences in March 2015. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

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March 3: Morgan Stanley MLP & Diversified Natural Gas Conference, New York City;
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March 4: Barclays MLP Corporate Access Day, New York City;
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March 5: Barclays Investment Grade Energy & Pipeline Conference, New York City; and
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March 6: Simmons & Co. 2015 Annual Energy Conference, Las Vegas.

The materials used at the conferences were accessible on the ONEOK and ONEOK Partners websites, www.oneok.com and www.oneokpartners.com, on the morning of March 3, 2015, beginning at 8 a.m. Eastern Standard Time (7 a.m. Central Standard Time).

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

99.1		News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated March 2, 2015.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	March 3, 2015	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated March 2, 2015.

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